UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2006

________H.B. FULLER COMPANY________
(Exact name of registrant as specified in its charter)

Minnesota	001-09225	41-0268370
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1200 Willow Lake Boulevard
P.O. Box 64683
______________St. Paul, MN 55164-0683______________
(Address of principal executive offices, including zip code)

__________________(651) 236-5900__________________
(Registrant’s telephone number, including area code)

____________________Not Applicable____________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On September 26, 2006, H.B. Fuller Company (the “Company”) announced its operating results for the third quarter ended September 2, 2006. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated September 26, 2006, issued by H.B. Fuller Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: September 27, 2006

H.B. FULLER COMPANY By: /s/ Timothy J. Keenan
Timothy J. Keenan General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated September 26, 2006, issued by H.B. Fuller Company